Exhibit 99.2

IRON TIGER FIGHT SERIES

(A Carve-out of Ohio Fitness and Martial Arts, LLC)

FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Management of Iron Tiger Fight Series

We have audited the accompanying balance sheets of Iron Tiger Fight Series (the “Company”) (a carve out of Ohio Fitness and Martial Arts, LLC) as of December 31, 2015 and December 31, 2014, and the related statements of income, member’s equity, and cash flows for the years ended December 31, 2015 and December 31, 2014. The Company’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2015 and December 31, 2014, and the results of its operations and its cash flows for the years ended December 31, 2015 and December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2, the Company is an integrated business of Ohio Fitness and Martial Arts, LLC and not a stand-alone entity. The financial statements of the Company reflect the assets, liabilities, revenue and expenses directly attributable to the Company, as well as allocations deemed reasonable by management, to present the financial position, results of operations, changes in member’s equity and cash flows of the Company on a stand-alone basis and do not necessarily reflect the financial position, results of operations, changes in member’s equity and cash flows of the Company in the future or what they would have been had the Company been a separate, stand-alone entity during the years ended presented.

/s/ Friedman LLP

Marlton, New Jersey

February 22, 2017

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IRON TIGER FIGHT SERIES

(A Carve-out of Ohio Fitness and Martial Arts, LLC)

BALANCE SHEETS

	December 31,	December 31,
	2015	2014
ASSETS

CURRENT ASSETS
Cash	$4,071	$—
Total current assets	4,071	—

TOTAL ASSETS	$4,071	$—

MEMBER’S EQUITY

Member’s Equity	$4,071	$—

TOTAL MEMBER’S EQUITY	$4,071	$—

The accompanying notes are an integral part of these financial statements.

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IRON TIGER FIGHT SERIES

(A Carve-out of Ohio Fitness and Martial Arts, LLC)

STATEMENTS OF INCOME

	FOR THE YEARS ENDED DECEMBER 31,
	2015	2014

REVENUE	$131,405	$84,075

OPERATING EXPENSES	116,256	71,496

NET INCOME	$15,149	$12,579

The accompanying notes are an integral part of these financial statements.

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IRON TIGER FIGHT SERIES

(A Carve-out of Ohio Fitness and Martial Arts, LLC)

STATEMENT OF MEMBER’S EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

Total
Balance, December 31, 2013	$—

Net Income	12,579

Contributions	8,625

Distributions	(21,204)

Balance, December 31, 2014	$—

Net Income	15,149

Contributions	19,249

Distributions	(30,327)

Balance, December 31, 2015	$4,071

The accompanying notes are an integral part of these financial statements.

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IRON TIGER FIGHT SERIES

(A Carve-out of Ohio Fitness and Martial Arts, LLC)

STATEMENTS OF CASH FLOWS

	FOR THE YEARS ENDED DECEMBER 31,
	2015	2014

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$15,149	$12,579
Net cash provided by operating activities	15,149	12,579

CASH FLOWS FROM FINANCING ACTIVITIES
Member’s distribution	(30,327)	(21,204)
Member’s contribution	19,249	8,625

Net cash used in financing activities	(11,078)	(12,579)

INCREASE IN CASH	4,071	—

CASH - BEGINNING OF PERIOD	—	—

CASH - END OF PERIOD	$4,071	$—

The accompanying notes are an integral part of these financial statements.

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Iron Tiger Fight Series

(A Carve-out of Ohio Fitness and Martial Arts, LLC)

Notes to Financial Statements

Note 1. Description of Business

Nature of Business

Iron Tiger Fight Series promotes mixed martial arts cage fighting in the Ohio area and, prior to the acquisition transaction described herein, was a business unit of Ohio Fitness and Martial Arts, LLC (the “Company”), which was formed in 1995.

On December 9, 2016, the Company sold certain assets comprising the Iron Tiger Fight Series business to Alliance MMA under the terms of an Asset Purchase Agreement for an aggregate purchase price of $656,665, consisting of $150,000 in cash and 133,333 shares of Alliance MMA common stock valued at $3.80 per share, the fair value of Alliance MMA common stock on December 9, 2016. Under the terms of the Asset Purchase Agreement, the Company will forfeit 50,000 of such shares, which are held currently in escrow, if Iron Tiger Fight Series fails to achieve certain financial results, as described in the Asset Purchase Agreement.

The accompanying financial statements represent the carve-out financial position and results of operations for Iron Tiger Fight Series from the Company, prior to the December asset sale.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying carve-out financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Prior to the transaction, Iron Tiger Fight Series was an integrated business unit of the Company, operated as a single business segment and was not a stand-alone entity. The financial statements of Iron Tiger Fight Series reflect the assets, liabilities, revenue and expenses directly attributable to Iron Tiger Fight Series, as well as allocations deemed reasonable by management, to present the financial position, results of operations, changes in member’s equity and cash flows of Iron Tiger Fight Series on a stand-alone basis. The allocation methodologies have been described within the notes to the financial statements where appropriate, and management considers the allocations to be reasonable. The financial information included herein may not necessarily reflect the financial position, results of operations, changes in member’s equity and cash flows of Iron Tiger Fight Series in the future or what they would have been had Iron Tiger Fight Series been a separate, stand-alone entity during the periods presented.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates. Certain estimates could be affected by external conditions, including those unique to the MMA industry, and general economic conditions. It is possible that these external factors could have an effect on estimates that could cause actual results to differ from our estimates. Management re-evaluates all accounting estimates at least annually based on these conditions and records adjustments when necessary.

Revenue Recognition

IT records revenue from ticket sales upon successful completion of the related event, at which time services have been deemed rendered, the sales price is fixed and determinable and collectability is reasonably assured.

Advertising Costs

Advertising costs, which are expensed as incurred, were $861 and nil for the years ended December 31, 2015 and 2014.

Expense allocations

The Company administers and incurs the costs associated with operating the business, including lease expense, utilities, management labor, travel as well as administrative expenses. These costs have been allocated to Iron Tiger Fight Series, based on an estimate of the actual amounts paid by the Company on behalf of Iron Tiger Fight Series, at $500 per month.

Income Taxes

The Company has elected to be treated as a pass-through entity for income tax purposes and is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owner on his income tax returns. The federal tax status as a pass-through entity is based on its legal status as a limited liability company. Accordingly, the Company is not required to take any tax positions in order to qualify as a pass-through entity. The Company is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Company has no other tax positions that must be considered for disclosure.

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